EXHIBIT 99.1

Mortgage Loan Statistics

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Mortgage Loan Programs for the Mortgage Loans

Loan Programs	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
30 Year 6-Month LIBOR	$ 5,711,621	23	0.64%	$ 248,331	6.338%	354.45	676	75.34%
30 Year 6-Month LIBOR Interest Only	81,010,983	237	9.03	341,818	5.858	357.54	704	75.60
30 Year One-Year LIBOR	2,627,652	11	0.29	238,877	6.099	357.41	642	75.86
30 Year One-Year LIBOR Interest Only	64,003,534	182	7.13	351,668	5.648	357.45	696	76.01
2/28 6-Month LIBOR	65,467,431	372	7.30	175,988	6.403	356.59	683	77.88
2/28 6-Month LIBOR Interest Only	382,158,317	1,576	42.59	242,486	6.202	357.00	682	77.17
3/27 6-Month LIBOR	6,783,642	37	0.76	183,342	6.381	356.81	677	74.90
3/27 6-Month LIBOR Interest Only	108,253,877	377	12.06	287,146	6.046	357.32	710	74.10
3/1 One-Year LIBOR	1,194,692	6	0.13	199,115	5.498	356.00	731	75.71
3/1 One-Year LIBOR Interest Only	11,172,315	45	1.25	248,274	6.175	356.61	711	78.55
5/25 6-Month LIBOR	19,837,589	84	2.21	236,162	6.009	356.90	703	73.83
5/25 6-Month LIBOR Interest Only	115,168,109	388	12.84	296,825	5.912	357.26	712	72.65
5/1 One-Year LIBOR	4,374,315	18	0.49	243,017	5.792	355.94	716	74.08
5/1 One-Year LIBOR Interest Only	12,692,105	52	1.41	244,079	5.894	356.21	705	76.02
5/1 One Year CMT Interest Only	2,046,212	7	0.23	292,316	5.279	355.67	709	67.02
7/23 6-Month LIBOR	1,231,648	3	0.14	410,549	5.956	357.30	745	77.89
7/23 6-Month LIBOR Interest Only	9,636,235	26	1.07	370,624	5.590	357.47	732	62.55
7/1 One-Year LIBOR Interest Only	633,750	1	0.07	633,750	5.625	356.00	737	75.00
10/20 6-Month LIBOR Interest Only	3,274,919	12	0.36	272,910	5.889	355.62	749	76.34
Total/Weighted Average	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

Mortgage Loan Principal Balances for the Mortgage Loans*

Range of Mortgage Loan Principal Balances	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
$0.01 - $50,000.00	$ 134,561	3	0.01%	$ 44,854	6.199%	356.35	737	65.26%
$50,000.01 - $100,000.00	21,903,254	255	2.44	85,895	6.408	356.80	692	75.58
$100,000.01 - $150,000.00	82,070,595	654	9.15	125,490	6.236	356.69	685	77.25
$150,000.01 - $200,000.00	104,808,849	602	11.68	174,101	6.196	356.76	685	76.68
$200,000.01 - $250,000.00	110,864,184	495	12.36	223,968	6.176	356.82	687	76.18
$250,000.01 - $300,000.00	108,991,071	394	12.15	276,627	6.102	357.06	689	75.97
$300,000.01 - $350,000.00	99,662,307	306	11.11	325,694	5.999	357.09	698	76.93
$350,000.01 - $400,000.00	85,591,233	228	9.54	375,400	6.007	357.16	693	76.58
$400,000.01 - $450,000.00	63,374,540	149	7.06	425,332	6.137	357.29	701	76.94
$450,000.01 - $500,000.00	52,388,229	110	5.84	476,257	5.973	357.24	703	74.66
$500,000.01 - $550,000.00	37,742,803	72	4.21	524,206	5.966	357.50	710	74.97
$550,000.01 - $600,000.00	31,176,899	54	3.47	577,350	5.948	357.33	696	74.04
$600,000.01 - $650,000.00	36,456,752	58	4.06	628,565	5.806	357.55	711	72.56
$650,000.01 - $700,000.00	19,770,039	29	2.20	681,725	5.933	357.31	707	72.17
$700,000.01 - $750,000.00	17,563,619	24	1.96	731,817	5.704	357.50	700	72.85
$750,000.01 - $800,000.00	1,529,200	2	0.17	764,600	6.000	358.00	713	74.96
$800,000.01 - $850,000.00	3,279,282	4	0.37	819,820	5.501	357.01	728	61.41
$850,000.01 - $900,000.00	4,385,250	5	0.49	877,050	5.778	358.00	701	75.01
$900,000.01 - $950,000.00	1,898,750	2	0.21	949,375	5.563	358.50	770	73.48
$950,000.01 - $1,000,000.00	4,996,850	5	0.56	999,370	5.675	357.40	756	70.83
$1,100,000.01 - $1,150,000.00	2,270,000	2	0.25	1,135,000	5.812	358.00	693	62.62
$1,200,000.01 - $1,250,000.00	1,235,335	1	0.14	1,235,335	6.750	358.00	650	75.00
$1,250,000.01 - $1,300,000.00	1,260,000	1	0.14	1,260,000	5.750	358.00	638	70.00
$1,900,000.01 - $1,950,000.00	1,950,000	1	0.22	1,950,000	5.000	358.00	761	65.00
$1,950,000.01 - $2,000,000.00	1,975,341	1	0.22	1,975,341	5.125	358.00	740	55.00
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $259,554.

Mortgage Rates for the Mortgage Loans*

Range of Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
4.000 – 4.499	$ 715,073	2	0.08%	$ 357,536	4.342%	357.74	768	72.61%
4.500 – 4.999	21,691,183	52	2.42	417,138	4.790	357.06	732	69.19
5.000 – 5.499	110,371,775	360	12.30	306,588	5.245	357.01	718	71.35
5.500 – 5.999	321,775,107	1,168	35.86	275,492	5.753	357.09	698	74.62
6.000 – 6.499	228,918,136	952	25.51	240,460	6.195	357.13	691	77.01
6.500 – 6.999	142,104,769	604	15.84	235,273	6.683	357.09	679	78.21
7.000 – 7.499	40,851,331	178	4.55	229,502	7.176	356.91	677	79.37
7.500 – 7.999	20,762,627	97	2.31	214,048	7.673	356.94	673	81.46
8.000 – 8.499	3,409,277	15	0.38	227,285	8.134	356.61	670	79.41
8.500 – 8.999	3,023,250	14	0.34	215,946	8.663	356.82	662	85.01
9.000 – 9.499	2,072,248	7	0.23	296,035	9.162	357.23	678	86.87
9.500 – 9.999	1,268,170	6	0.14	211,362	9.733	357.22	612	85.22
10.000 – 10.499	315,998	2	0.04	157,999	10.190	357.00	697	93.09
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average Mortgage Rate for the Mortgage Loans as of the Cut-off Date was approximately 6.069% per annum.

Remaining Terms to Stated Maturity for the Mortgage Loans*

Range of Remaining Terms (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
301-360	$897,278,944	3,457	100.00%	$259,554	6.069%	357.08	695	75.74%
Total/Weighted Average	$897,278,944	3,457	100.00%	$259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date was approximately 357 months.

Original Loan-to-Value Ratios for the Mortgage Loans*

Range of Original Loan-to-Value Ratios (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0.01 – 20.00	$ 100,000	1	0.01%	$ 100,000	5.375%	357.00	813	18.42%
20.01 – 25.00	100,000	1	0.01	100,000	5.375	356.00	757	22.73
25.01 – 30.00	509,596	4	0.06	127,399	6.690	356.57	674	26.55
30.01 – 35.00	1,213,500	5	0.14	242,700	5.130	357.44	737	33.00
35.01 – 40.00	3,387,137	9	0.38	376,349	5.807	357.76	709	38.73
40.01 – 45.00	2,718,827	10	0.30	271,883	5.690	357.32	704	42.89
45.01 – 50.00	5,292,626	21	0.59	252,030	5.484	357.04	737	48.16
50.01 – 55.00	9,111,880	25	1.02	364,475	5.403	356.84	709	53.27
55.01 – 60.00	15,259,166	56	1.70	272,485	5.713	357.29	697	58.04
60.01 – 65.00	25,356,393	72	2.83	352,172	5.649	357.33	706	63.71
65.01 – 70.00	246,173,273	899	27.44	273,830	5.825	357.23	706	69.74
70.01 – 75.00	52,642,758	155	5.87	339,631	6.006	357.35	701	74.14
75.01 – 80.00	476,023,197	1,950	53.05	244,114	6.188	357.05	688	79.85
80.01 – 85.00	9,663,331	39	1.08	247,778	6.308	356.23	676	84.19
85.01 – 90.00	38,968,378	158	4.34	246,635	6.600	356.14	678	89.57
90.01 – 95.00	9,349,989	44	1.04	212,500	7.325	356.29	693	94.85
95.01 – 100.00	1,408,893	8	0.16	176,112	6.547	356.65	705	99.62
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average Original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Cut-off Date was approximately 75.74%.

State Distribution for the Mortgage Loans

State	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Alabama	$ 1,975,268	10	0.22%	$ 197,527	6.395%	357.37	683	78.84%
Arizona	33,322,599	187	3.71	178,196	6.253	356.74	681	78.01
Arkansas	76,577	1	0.01	76,577	6.500	354.00	700	79.38
California	494,908,643	1,416	55.16	349,512	5.907	357.32	702	74.48
Colorado	10,752,631	57	1.20	188,643	6.174	356.81	684	77.14
Connecticut	3,170,393	17	0.35	186,494	6.371	356.29	691	77.82
Delaware	609,526	4	0.07	152,382	6.523	356.94	684	78.76
Florida	97,596,604	474	10.88	205,900	6.241	357.27	695	75.78
Georgia	12,146,681	74	1.35	164,144	6.175	356.28	693	79.85
Hawaii	5,508,141	14	0.61	393,439	5.976	357.26	689	73.90
Idaho	509,469	4	0.06	127,367	5.896	356.42	742	70.39
Illinois	21,496,929	113	2.40	190,238	6.433	356.84	685	78.36
Indiana	1,827,789	15	0.20	121,853	6.289	356.67	699	83.60
Iowa	885,824	8	0.10	110,728	6.462	357.00	675	80.51
Kansas	113,400	1	0.01	113,400	6.820	357.00	651	84.00
Kentucky	461,886	5	0.05	92,377	6.640	356.58	664	81.65
Louisiana	379,675	4	0.04	94,919	6.381	357.00	671	80.00
Maine	532,597	3	0.06	177,532	6.938	357.28	655	72.94
Maryland	21,166,504	84	2.36	251,982	6.199	356.67	673	76.48
Massachusetts	10,006,684	39	1.12	256,582	6.285	356.32	697	79.43
Michigan	5,901,378	39	0.66	151,317	6.381	355.63	663	79.64
Minnesota	19,881,719	112	2.22	177,515	6.271	356.53	676	79.14
Mississippi	1,035,245	6	0.12	172,541	6.353	356.52	704	78.38
Missouri	5,879,152	40	0.66	146,979	6.169	356.54	691	79.91
Montana	99,994	1	0.01	99,994	5.990	355.00	662	80.00
Nebraska	81,427	1	0.01	81,427	8.140	357.00	690	80.00
Nevada	35,373,512	146	3.94	242,284	6.200	356.66	692	76.43
New Hampshire	1,902,375	9	0.21	211,375	6.234	356.41	711	78.64
New Jersey	16,034,504	57	1.79	281,307	6.641	356.68	677	73.62
New Mexico	134,827	1	0.02	134,827	6.440	357.00	684	80.00
New York	8,020,264	24	0.89	334,178	6.237	356.95	699	72.45
North Carolina	6,087,345	42	0.68	144,937	6.481	355.55	665	79.42
North Dakota	96,000	1	0.01	96,000	6.640	357.00	617	80.00
Ohio	6,847,751	56	0.76	122,281	6.138	356.55	666	80.99
Oklahoma	96,000	1	0.01	96,000	6.390	357.00	748	80.00
Oregon	8,904,938	54	0.99	164,906	6.143	356.62	677	78.17
Pennsylvania	3,683,579	22	0.41	167,435	6.223	356.74	689	80.19
Rhode Island	2,777,493	13	0.31	213,653	6.269	356.61	674	81.96
South Carolina	2,271,842	11	0.25	206,531	6.324	356.07	688	78.37
South Dakota	217,696	2	0.02	108,848	6.082	357.00	726	80.00
Tennessee	2,083,766	17	0.23	122,574	6.017	356.58	681	79.92
Texas	3,886,475	30	0.43	129,549	6.667	356.96	683	78.80
Utah	4,046,092	27	0.45	149,855	6.181	356.97	689	77.41
Virginia	23,161,710	91	2.58	254,524	6.428	356.73	679	77.98
Washington	19,513,084	107	2.17	182,365	6.102	356.43	687	78.57
Wisconsin	1,616,861	15	0.18	107,791	6.083	356.68	685	77.20
Wyoming	196,094	2	0.02	98,047	6.751	357.00	717	86.74
Total/Weighted Average	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

Credit Bureau Risk Scores(1) for the Mortgage Loans*

Range of Credit Bureau Risk Scores	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Not Required	$ 2,727,024	10	0.30%	$272,702	6.354%	357.62	N/A	72.26%
801 – 820	8,477,744	31	0.94	273,476	5.755	357.19	808	72.60
781 – 800	32,139,627	104	3.58	309,035	5.729	357.20	790	71.94
761 – 780	58,680,100	194	6.54	302,475	5.732	357.37	769	72.42
741 – 760	69,157,901	250	7.71	276,632	5.916	357.25	750	73.96
721 – 740	87,907,191	296	9.80	296,984	5.814	357.11	731	74.90
701 – 720	108,902,974	403	12.14	270,231	5.972	357.21	710	76.19
681 – 700	151,580,853	612	16.89	247,681	6.050	357.14	690	76.67
661 – 680	142,736,948	593	15.91	240,703	6.195	357.00	670	76.76
641 – 660	130,804,193	519	14.58	252,031	6.287	356.91	650	76.30
621 – 640	81,830,642	336	9.12	243,544	6.367	356.92	632	77.23
601 – 620	19,492,029	94	2.17	207,362	6.432	356.65	612	77.03
581 – 600	1,941,513	10	0.22	194,151	6.448	352.85	598	74.86
561 – 580	621,783	3	0.07	207,261	5.849	354.32	572	70.49
521 – 540	187,228	1	0.02	187,228	9.625	357.00	525	75.00
501 – 520	91,194	1	0.01	91,194	9.750	358.00	502	70.00
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$259,554	6.069%	357.08	695	75.74%

______________________

(1)

The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*	The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Cut-off Date was approximately 695.

Gross Margins for the Adjustable Rate Mortgage Loans*

Range of Gross Margins (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.250 or less	$ 348,000	1	0.04%	$ 348,000	6.790%	357.00	674	79.27%
2.250 – 2.499	93,814,702	334	10.46	280,882	5.967	356.59	720	77.09
2.500 – 2.749	1,782,965	4	0.20	445,741	5.687	356.00	738	75.08
2.750 – 2.999	14,072,030	47	1.57	299,405	6.046	355.90	689	72.21
3.000 – 3.249	100,941,448	342	11.25	295,150	5.826	357.13	738	71.55
3.250 – 3.499	181,137,985	626	20.19	289,358	6.175	357.68	700	75.57
3.500 – 3.749	171,443,106	630	19.11	272,132	6.032	357.22	684	72.13
3.750 – 3.999	22,125,993	75	2.47	295,013	6.038	357.57	701	71.22
4.000 – 4.249	89,663,119	268	9.99	334,564	5.696	357.65	693	76.72
4.250 – 4.499	12,678,321	62	1.41	204,489	5.521	356.65	681	79.83
4.500 – 4.749	19,632,606	94	2.19	208,858	5.723	356.12	681	79.09
4.750 – 4.999	42,958,439	211	4.79	203,594	5.918	356.63	669	79.55
5.000 – 5.249	34,122,492	173	3.80	197,240	6.485	356.62	671	80.03
5.250 – 5.499	31,193,831	163	3.48	191,373	6.233	356.33	663	80.59
5.500 – 5.749	31,134,551	169	3.47	184,228	6.412	356.50	666	80.41
5.750 – 5.999	19,547,516	100	2.18	195,475	6.725	356.32	662	81.08
6.000 – 6.249	11,681,587	56	1.30	208,600	6.867	356.29	657	79.69
6.250 – 6.499	7,109,143	41	0.79	173,394	6.941	356.47	672	81.39
6.500 – 6.749	5,595,134	27	0.62	207,227	7.199	355.55	667	84.10
6.750 – 6.999	2,284,129	12	0.25	190,344	7.587	356.81	660	84.08
7.000 – 7.249	2,434,248	13	0.27	187,250	7.751	357.03	670	82.05
7.250 – 7.499	274,842	2	0.03	137,421	7.677	356.91	716	83.04
7.500 – 7.749	149,711	1	0.02	149,711	8.250	357.00	633	25.87
7.750 – 7.999	93,865	1	0.01	93,865	7.750	356.00	693	78.34
8.000 – 8.249	585,828	2	0.07	292,914	9.118	357.00	651	95.00
8.500 – 8.749	91,194	1	0.01	91,194	9.750	358.00	502	70.00
8.750 – 8.999	382,157	2	0.04	191,079	9.872	357.49	638	92.44
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

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*	The weighted average Gross Margin for the adjustable rate Mortgage Loans as of the Cut-off Date was approximately 3.778%.

Next Adjustment Date for the Adjustable Rate Mortgage Loans*

Next Adjustment Date	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
September 2005	$ 148,211	1	0.02%	$ 148,211	5.000%	355.00	689	70.00%
October 2005	8,216,245	22	0.92	373,466	5.740	355.34	710	73.44
November 2005	29,499,108	97	3.29	304,115	6.017	357.00	704	75.38
December 2005	42,093,565	122	4.69	345,029	5.806	357.91	703	75.73
January 2006	6,567,750	17	0.73	386,338	6.011	358.68	686	78.38
February 2006	413,900	2	0.05	206,950	6.396	320.87	624	72.21
April 2006	2,377,046	9	0.26	264,116	5.748	356.00	695	74.07
May 2006	32,332,958	99	3.60	326,596	5.681	357.00	696	75.15
June 2006	31,573,182	84	3.52	375,871	5.636	358.00	692	76.98
July 2006	348,000	1	0.04	348,000	6.375	359.00	684	80.00
October 2006	926,800	3	0.10	308,933	6.576	350.00	721	83.05
November 2006	586,791	3	0.07	195,597	5.326	351.00	657	76.36
December 2006	108,662	1	0.01	108,662	6.000	352.00	629	70.00
January 2007	3,470,271	10	0.39	347,027	6.301	353.00	658	83.37
February 2007	2,476,393	10	0.28	247,639	5.829	354.00	670	77.97
March 2007	20,431,486	106	2.28	192,750	6.132	355.12	665	80.07
April 2007	103,819,920	542	11.57	191,550	6.122	356.08	674	79.27
May 2007	183,927,764	807	20.50	227,915	6.307	357.00	683	76.77
June 2007	118,246,351	417	13.18	283,564	6.239	358.00	693	75.77
July 2007	13,226,133	47	1.47	281,407	6.214	359.00	696	76.04
August 2007	189,000	1	0.02	189,000	5.875	360.00	654	68.73
December 2007	778,000	2	0.09	389,000	5.247	352.00	721	77.77
January 2008	733,153	3	0.08	244,384	5.324	353.00	706	80.00
March 2008	2,303,629	12	0.26	191,969	6.283	355.03	684	82.51
April 2008	21,589,453	98	2.41	220,301	6.020	356.02	706	75.48
May 2008	48,368,911	178	5.39	271,735	6.206	357.00	707	74.61
June 2008	47,079,652	156	5.25	301,793	6.005	358.00	710	73.00
July 2008	6,551,728	16	0.73	409,483	5.804	359.00	729	78.36
November 2009	172,643	1	0.02	172,643	6.375	351.00	706	90.00
January 2010	233,250	1	0.03	233,250	5.875	353.00	665	75.00
February 2010	416,577	2	0.05	208,288	5.480	354.00	763	83.97
March 2010	2,148,865	10	0.24	214,886	6.138	355.00	710	84.03
April 2010	50,293,260	210	5.61	239,492	5.967	356.00	708	75.51
May 2010	41,959,355	146	4.68	287,393	5.863	357.00	709	72.66
June 2010	49,566,970	150	5.52	330,446	5.911	358.00	713	70.86
July 2010	9,327,410	29	1.04	321,635	5.787	359.00	716	69.65
April 2012	2,042,506	4	0.23	510,627	5.409	356.00	743	65.59
May 2012	3,698,617	11	0.41	336,238	5.564	357.00	723	69.03
June 2012	5,200,510	14	0.58	371,465	5.793	358.00	733	64.33
July 2012	560,000	1	0.06	560,000	5.375	359.00	772	40.00
January 2015	224,799	1	0.03	224,799	5.875	353.00	692	70.32
March 2015	584,186	2	0.07	292,093	5.936	355.00	811	66.91
April 2015	2,465,934	9	0.27	273,993	5.879	356.00	740	79.12
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average number of months to next Adjustment Date for the adjustable rate Mortgage Loans as of the Cut-off Date is 27 months.

Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans*

Range of Maximum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
9.500 – 9.999	$ 1,255,651	2	0.14%	$ 627,826	4.786%	356.00	741	66.18%
10.000 – 10.499	6,560,961	17	0.73	385,939	5.089	355.69	732	70.07
10.500 – 10.999	35,649,625	108	3.97	330,089	5.214	356.59	726	71.65
11.000 – 11.499	130,814,301	469	14.58	278,922	5.450	356.91	715	73.01
11.500 – 11.999	319,122,465	1,167	35.57	273,455	5.792	357.15	697	74.85
12.000 – 12.499	202,988,467	832	22.62	243,977	6.189	357.24	689	76.76
12.500 – 12.999	129,206,130	545	14.40	237,075	6.680	357.10	678	77.98
13.000 – 13.499	40,047,231	174	4.46	230,156	7.178	357.07	677	79.28
13.500 – 13.999	20,542,419	95	2.29	216,236	7.674	356.64	672	81.38
14.000 – 14.499	3,487,191	15	0.39	232,479	8.055	356.68	668	81.75
14.500 – 14.999	3,064,145	14	0.34	218,867	8.612	356.84	662	84.57
15.000 – 15.499	2,221,959	8	0.25	277,745	9.101	357.21	675	82.76
15.500 – 15.999	1,673,606	7	0.19	239,087	8.695	357.07	650	85.18
16.000 – 16.499	315,998	2	0.04	157,999	10.190	357.00	697	93.09
16.500 – 16.999	91,194	1	0.01	91,194	9.750	358.00	502	70.00
19.500 – 19.999	237,600	1	0.03	237,600	6.875	358.00	624	80.00
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

_________________

*	The weighted average Maximum Mortgage Rate for the adjustable rate Mortgage Loans as of the Cut-off Date was approximately 12.005% per annum.

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

Initial Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.000	$ 86,455,479	258	9.64%	$ 335,099	5.891%	357.34	702	75.52%
1.500	116,725	1	0.01	116,725	7.500	357.00	667	80.00
2.000	80,218,350	245	8.94	327,422	5.714	357.24	698	76.35
3.000	630,871,890	2,579	70.31	244,619	6.142	357.09	691	75.42
4.000	1,128,817	4	0.13	282,204	5.880	357.45	661	80.00
5.000	60,810,011	246	6.78	247,195	6.065	356.25	710	77.50
6.000	37,677,671	124	4.20	303,852	6.022	357.16	710	77.28
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average initial Periodic Rate Cap for the adjustable rate Mortgage Loans as of the Cut-off Date was approximately 2.980%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans

in Loan Group 1*

Subsequent Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.000	$760,375,452	3,022	84.74%	$ 251,613	6.111%	357.08	693	75.65%
1.500	433,461	4	0.05	108,365	8.486	357.04	622	61.82
2.000	136,142,731	430	15.17	316,611	5.833	357.05	706	76.28
6.000	327,300	1	0.04	327,300	4.750	356.00	780	76.04
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average subsequent Periodic Rate Cap for the adjustable rate Mortgage Loans as of the Cut-off Date was approximately 1.154%.

Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans*

Range of Minimum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
2.001 – 3.000	$204,324,433	705	22.77%	$ 289,822	5.877%	356.79	727	74.11%
3.001 – 4.000	460,226,736	1,577	51.29	291,837	6.023	357.51	693	74.20
4.001 – 5.000	8,241,653	32	0.92	257,552	6.687	356.20	678	80.67
5.001 – 6.000	103,754,539	509	11.56	203,840	5.813	356.36	671	79.54
6.001 – 7.000	95,548,703	514	10.65	185,892	6.504	356.53	666	80.39
7.001 – 8.000	20,615,052	101	2.30	204,109	7.422	356.76	673	82.22
8.001 – 9.000	2,354,746	12	0.26	196,229	8.415	357.49	663	79.32
9.001 - 10.000	2,213,080	7	0.25	316,154	9.367	357.08	667	85.26
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

*	The weighted average Minimum Mortgage Rate for the adjustable rate Mortgage Loans as of the Cut-off Date was approximately 4.022% per annum.

Types of Mortgaged Properties for the Mortgage Loans

Property Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Single-Family Residence	$ 558,202,529	2,219	62.21%	$ 251,556	6.053%	357.00	691	76.09%
Planned Unit Development	157,232,087	535	17.52	293,892	6.060	357.12	697	75.34
Condominium	95,133,371	431	10.60	220,727	6.050	357.24	701	76.93
Two Family	34,215,750	120	3.81	285,131	6.332	357.43	700	74.80
Four Family	23,044,457	60	2.57	384,074	6.097	357.39	716	70.56
Three Family	14,883,431	44	1.66	338,260	6.243	356.94	705	72.71
Hi Rise Condominium	12,869,669	39	1.43	329,992	6.063	357.37	715	71.97
Townhouse	1,697,650	9	0.19	188,628	6.248	357.09	669	77.07
Total/Avg./Wtd. Avg.	$ 897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

Occupancy Types for the Mortgage Loans(1)

Occupancy	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Owner Occupied	$700,001,390	2,648	78.01%	$ 264,351	6.056%	356.98	689	76.55%
Investment Home	165,254,575	688	18.42	240,196	6.106	357.44	714	72.56
Second Home	32,022,979	121	3.57	264,653	6.180	357.24	715	74.40
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

________________

(1)	Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

Loan Purpose	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Purchase	$569,162,500	2,222	63.43%	$ 256,149	6.095%	357.15	700	77.09%
Refinance – Cash Out	251,334,166	901	28.01	278,950	6.067	357.00	685	72.97
Refinance – No Cash Out	76,782,278	334	8.56	229,887	5.887	356.76	686	74.85
Total/Weighted Average	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

Credit Grade Categories for the Mortgage Loans(1)

Credit Grade Category	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Not Required	$ 17,181,768	78	1.91%	$220,279	5.754%	355.80	667	78.92%
A+	484,308,713	1,772	53.98	273,312	5.901	357.20	726	74.93
A	340,920,244	1,384	37.99	246,330	6.242	356.99	654	76.66
A-	13,187,288	69	1.47	191,120	6.562	356.75	615	77.00
Progressive Express I	22,401,319	75	2.50	298,684	6.260	357.49	723	76.03
Progressive Express II	16,335,560	65	1.82	251,316	7.010	356.70	652	77.04
Progressive Express III	2,138,320	9	0.24	237,591	6.422	357.70	625	68.94
Progressive Express IV	527,309	3	0.06	175,770	6.890	344.76	596	71.32
Progressive Express VI	278,423	2	0.03	139,211	9.666	357.33	517	73.36
Total/Weighted Average	$897,278,944	3,457	100.00%	$259,554	6.069%	357.08	695	75.74%

________________

(1)

Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Mortgage Loans loosely correspond to the Countrywide Home Loans credit grades shown in this table. See “—Underwriting Standards” in this prospectus supplement.

Original Term for the Mortgage Loans

Original Term	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
301-360	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

Loan Documentation Type for the Mortgage Loans

Loan Documentation Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Progressive Series Program (Limited (Stated) Documentation)	$510,878,403	1,717	56.94%	$ 297,541	6.065%	357.38	700	74.80%
Progressive Series Program (Full Documentation)	248,489,277	1,208	27.69	205,703	5.914	356.58	683	77.18
Progressive Express Program (Non Verified Assets)	45,412,600	193	5.06	235,298	6.451	356.38	689	78.14
Progressive Express Program (Verified Assets)	32,265,265	105	3.60	307,288	6.401	356.93	704	76.69
Progressive Express No Doc Program (No Documentation)	29,436,129	122	3.28	241,280	6.608	356.81	690	76.89
Progressive Series Program (Stated Income/Stated Assets Documentation)	26,558,747	93	2.96	285,578	5.946	357.42	699	74.16
Progressive Express Program No Doc Program (Verified Assets)	2,457,706	10	0.27	245,771	6.161	357.67	706	73.68
Progressive Series Program (Full Income/Stated Assets Documentation)	1,617,100	8	0.18	202,138	6.119	357.23	678	73.34
Progressive Series Program (No Ratio)	163,717	1	0.02	163,717	6.750	358.00	693	80.00
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$ 259,554	6.069%	357.08	695	75.74%

Original Prepayment Penalty Term for the Mortgage Loans

Original Prepayment Penalty Term (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0	$226,437,329	848	25.24%	$267,025	6.191%	356.86	703	75.99%
6	7,944,096	24	0.89	331,004	6.323	357.40	680	72.50
7	399,999	1	0.04	399,999	5.875	358.00	706	80.00
12	235,994,382	737	26.30	320,209	5.851	357.51	701	74.06
24	308,228,332	1,385	34.35	222,548	6.165	356.85	681	77.69
36	89,185,035	364	9.94	245,014	6.065	357.07	697	74.21
42	106,650	1	0.01	106,650	7.250	356.00	666	79.00
60	28,983,120	97	3.23	298,795	5.815	357.56	710	72.33
Total/Avg./Wtd. Avg.	$897,278,944	3,457	100.00%	$259,554	6.069%	357.08	695	75.74%

Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

Range of Months to Next Adjustment Date	Weighted Average Months to Next Adjustment Date	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to- Value Ratio
1-6		$86,938,779	261	9.69%	$333,099	5.888%	357.23	702	75.57%
7-12		66,631,186	193	7.43	345,239	5.666	357.45	694	76.00
13-18		7,568,917	27	0.84	280,330	6.100	352.79	669	80.83
19-24		439,840,656	1,920	49.02	229,084	6.234	357.03	683	77.22
25-31		3,736,643	16	0.42	233,540	5.864	353.98	695	81.08
32-37		123,667,883	449	13.78	275,430	6.076	357.32	709	74.35
50-55		2,971,334	14	0.33	212,238	6.039	354.47	714	83.66
56-61		151,146,995	535	16.85	282,518	5.909	357.12	710	72.84
80-85		11,501,633	30	1.28	383,388	5.631	357.37	733	64.88
Greater than 85		3,274,919	12	0.36	272,910	5.889	355.62	749	76.34
Total/Avg./Wtd. Avg.		$897,278,944	3,457	100.00%	$259,554	6.069%	357.08	695	75.74%